                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                             --------------------------

                                      FORM 8-K

                                   CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event report):  November 30, 1998



                 BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V


                                Bank of America, FSB
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              (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)


                                   UNITED STATES
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                   (STATE OR OTHER JURISDICTION OF INCORPORATION)


                                    333-3525-01
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                              (COMMISSION FILE NUMBER)

                                     94-1687665
                                     91-0221850
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                      (I.R.S. EMPLOYER IDENTIFICATION NUMBERS)


                               555 CALIFORNIA STREET
                              SAN FRANCISCO, CA 94104
                                   (415) 622-2220
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     (ADDRESS AND TELEPHONE NUMBER OF REGISTRANTS' PRINCIPAL EXECUTIVE OFFICES)

Item 5.   Other Events

          (a)  Monthly Report


The following are filed herewith.  The exhibit numbers correspond with Item 601
(b) of Regulation S-K.

          Exhibit No.    Description
          20             Monthly Statements mailed to Certificate
                         Holders pursuant to the Pooling and Servicing Agreement
                         by and between Bank of America National Trust and
                         Savings Association avd Bank of America, FSB, acting
                         through its division, BankAmerica Housing Services,
                         contract seller and servicer, and The First National
                         Bank of Chicago, as Trustee, dated as of June 1, 1998
                         (a copy of which agreement was filed by the registrant
                         with the Commission on July 7, 1998 as an exhibit to a
                         report on Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                         BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION

                         BANK OF AMERICA, FSB

                         BY:    /s/  Suzanne W. Castleberry
                              -------------------------------------
                                   Suzanne W. Castleberry *
                         Dated:    December 22, 1998


*  Suzanne W. Castleberry is Vice President of Bank of America, FSB.